   As filed with the Securities and Exchange Commission on January 9th, 2001.
                                                      Registration No. 333-_____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                  ROWECOM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                   04-3370008
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)


      60 ABERDEEN AVENUE
         CAMBRIDGE, MA                                          02138
(Address of Principal Executive Offices)                      (Zip Code)

                             ----------------------

                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)

                             ----------------------

                             RICHARD R. ROWE, PH.D.
                        Chairman of the Board, President
                           and Chief Executive Officer
                                  RoweCom Inc.
                               60 Aberdeen Avenue
                               Cambridge, MA 02138
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (617) 497-5800
           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE

                             ----------------------

                                    Copy to:
                               BRIAN KEELER, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000


                         CALCULATION OF REGISTRATION FEE

=================================================================================================================

                                                              Proposed          Proposed
              Title Of                                         Maximum           Maximum
              Securities                     Amount            Offering         Aggregate           Amount Of
                To Be                         To Be           Price Per          Offering          Registration
              Registered                   Registered         Share (1)           Price                Fee

------------------------------------------------------------------------------------------------------------------

Common Stock,
$.01 par value per share                    700,000           $1.25              $875,000            $218.75

==================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on January 5, 2001.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by RoweCom Inc., a Delaware corporation (the "Company" or the "Registrant"), in connection with the registration of 700,000 shares of common stock, par value $0.01 per share ("common stock"), of the Company, which are in addition to the 3,000,000 shares of common stock of the Company which were registered on the Company's Form S-8 filed on May 6, 1999 (File No. 333-77891) (the "Prior Registration Statement"). The shares registered by this Registration Statement include shares of the Company's common stock available for issuance to holders of options under the Company's Amended and Restated 1998 Stock Incentive Plan. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement, to the extent relating to the registration of the shares and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.


ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

         *4.1 Third Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         *4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         *4.3 Registrant's Amended and Restated 1998 Stock Incentive Plan. (Incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         5.1 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         23.3     Consent of Deloitte & Touche LLP, independent accountants.

         24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------

*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Cambridge, Commonwealth of Massachusetts, as of the 9th day of January 2001.


                            ROWECOM INC.


                            By: /s/ Richard R. Rowe
                                -----------------------------------------------
                                Richard R. Rowe, Ph.D.
                                Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Richard R. Rowe, Johan V. Brigham and Brian Keeler, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 9th day of January 2001.


         SIGNATURE                                            TITLE


/s/ Richard R. Rowe                      Chairman of the Board of Directors, President and Chief Executive
---------------------------------        Officer (principal executive officer)
Richard R. Rowe


/s/ Paul Burmeister                      Senior Vice President and Chief Financial Officer (principal
---------------------------------        financial and accounting officer)
Paul Burmeister


/s/ Jerome S. Rubin
---------------------------------        Director
Jerome S. Rubin


/s/ Thomas Lemberg
---------------------------------        Director
Thomas Lemberg


/s/ Philippe Villers
---------------------------------        Director
Philippe Villers


/s/ John Kennedy
---------------------------------        Director
John Kennedy


---------------------------------        Director
Donald A.B. Lindberg

                                  EXHIBIT INDEX

         *4.1 Third Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         *4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         *4.3 Registrant's Amended and Restated 1998 Stock Incentive Plan. (Incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-1 (No. 333-68761)).

         5.1 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         23.3     Consent of Deloitte & Touche LLP, independent accountants.

         24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------

*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.